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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Target Hospitality Corp.
(Name of Registrant as Specified In Its Charter)

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2170 Buckthorne Place, Suite 440
The Woodlands, Texas 77380
 www.targethospitality.com

May 2, 2019

Dear Fellow Stockholders:

You are cordially invited to attend the 2019 annual meeting of stockholders of Target Hospitality Corp., which will be held on May 21, 2019, at 10:00 a.m., Central Time. You will be able to attend the 2019 annual meeting, vote, and submit your questions during the meeting via live webcast through the link www.virtualshareholdermeeting.com/THCORP2019. You will need the control number included with these proxy materials to attend the Annual Meeting.

At the annual meeting, we will ask you to elect three members of our board of directors and to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019. Eli Baker, Martin Jimmerson and Jeff Sagansky, current members of our board of directors, will stand for re-election.

The matters expected to be acted upon, as well as instructions on how to vote your shares, are described in greater detail in the accompanying notice of annual meeting and proxy statement.

Only stockholders of record at the close of business on April 30, 2019 are entitled to notice of and to vote at the annual meeting.

Your vote is important. If you hold your shares through a brokerage firm or bank, your brokerage firm or bank cannot vote your shares on the election of directors without specific instructions from you on how to vote. In order for your vote to be counted, please ensure to submit your vote to your brokerage firm or bank.

We appreciate the confidence you have placed in us through your investment in our company.

Sincerely,

Stephen Robertson
Chairman of the Board

2019 proxy statement

TARGET HOSPITALITY CORP.
Notice of Annual Meeting of Stockholders

Date	Time	Place

May 21, 2019	10 a.m. Central Time	www.virtualshareholdermeeting.com/THCORP2019
You will need the control number included with these proxy materials to attend the Annual Meeting.

Items of Business and Voting Recommendations:

Item of Business/Proposal		Board Voting Recommendation

Proposal 1	Elect as directors the three Class I nominees listed in this proxy statement to serve until the 2022 annual meeting of stockholders or until their successors are duly elected and qualified	FOR

Proposal 2	Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019	FOR

	To consider such other business as may properly come before the meeting or any adjournment or postponement thereof	N/A

Postponements and Adjournments:	Any action on the items of business described above may be considered at the meeting, at the time and on the date specified above, or at any time and date to which the meeting may be properly postponed or adjourned.
Record Date:	Holders of record of our common stock as of the close of business on April 30, 2019 will be entitled to notice of, and to vote at, the Annual Meeting.
Voting:
Your vote is very important. Whether or not you plan to attend the meeting via live webcast, we hope you will vote as soon as possible. You can vote in person by attending the live webcast or by proxy. Registered holders may vote their shares by mail, while beneficial owners may vote by following the instructions provided by your broker, bank or other agent. See the "Information about the Annual Meeting and Voting" section for instructions on how to vote your shares.

By Order of the Board of Directors

Heidi D. Lewis
Executive Vice President, General Counsel & Secretary

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders on May 21, 2019: this notice of annual meeting and proxy statement and our annual report to stockholders for the fiscal year ended December 31, 2018 are available on our website at https://investors.targethospitality.com.

2019 proxy statement

We are sending you these proxy materials in connection with Target Hospitality's solicitation of proxies, on behalf of its Board of Directors, for the 2019 Annual Meeting of stockholders. Distribution of these materials is scheduled to begin on May 2, 2019.

2019 proxy statement	1

BACKGROUND

Explanatory Note

Target Hospitality Corp. is a holding company. We have no direct operations and our principal asset is our equity interest in Topaz Holdings LLC ("Holdings"), which is the owner of Arrow Bidco, LLC, which is the owner of each of Target Logistics Management, LLC ("Target") and RL Signor Holdings, LLC ("Signor") and each of their respective subsidiaries.

We are an "emerging growth company" under applicable federal securities laws, and therefore are permitted to take advantage of certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, as amended (the "JOBS Act"), including the compensation disclosures required of a "small reporting company," as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers ("NEOs"), or the frequency with which such votes must be conducted.

We will remain an emerging growth company until the earliest of (i) the last day of the fiscal year in which we have total annual gross revenues of $1.07 billion or more; (ii) the last day of the fiscal year following the fifth anniversary of completion of our initial public company, which we completed in January 2018; (iii) the date on which we have issued more than $1 billion in nonconvertible debt during the preceding three-year period; or (iv) the date on which we are deemed to be a large accelerated filed under the Securities and Exchange Commission's ("SEC") rules.

Recent Business Combination

Platinum Eagle Acquisition Corp. ("Platinum Eagle"), our legal predecessor, was originally incorporated as a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or other similar business combination with one or more target businesses. On March 15, 2019 (the "Combination Date"), we completed a transaction in which we acquired the businesses of Target and Signor (the "Business Combination") . In conjunction with the Business Combination:

  •
  we indirectly acquired Signor and Target and each of their respective subsidiaries for an aggregate purchase price of $1.311 billion, of which $563,136,728 was paid in cash and the remaining $747,863,272 was paid in shares of our common stock, par value $0.0001 per share (our "common stock");

  •
  Arrow Holdings S.à r.l ("Arrow") and Algeco Investments B.V. ("Algeco Investments"), which are investment holding companies controlled by TDR Capital LLP ("TDR Capital"), acquired a controlling interest in our voting securities. Arrow received 49,100,000 shares of our common stock and Algeco Investments received 25,686,327 shares of our common stock, in each case as partial consideration in the Business Combination; and

  •
  our company changed its name to Target Hospitality Corp., reconstituted its Board of Directors ("Board"), and appointed new management. In reconstituting our Board, our former sponsor, Platinum Eagle Acquisition LLC ("PEAL"), and TDR Capital appointed all seven members of our Board pursuant to the terms of (i) the agreement and plan of merger, dated as of November 13,

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    2018, as amended on January 4, 2019, by and among Platinum Eagle, Signor Merger Sub LLC, Holdings and Arrow, and (ii) the agreement and plan of merger, dated as of November 13, 2018, as amended on January 4, 2019, by and among Platinum Eagle, Holdings, Arrow Bidco LLC and Algeco Investments. Additional information regarding the Business Combination and the transactions related thereto is available in our Current Report on Form 8-K filed with the Securities and Exchange Commission on March 21, 2019 (the "Closing 8-K").

OUR BOARD

Our business and affairs are overseen by our board of directors, which currently consists of seven members. Set forth below are the biographies of each of our current directors.

Stephen Robertson	Principal Occupation and Business Experience
Non-Independent Director Chairman of the Board Since: 2019 Director Since: 2019 Director Class: III Term Expires: 2021 Age: 59	Mr. Robertson is a co-founder of TDR Capital, a London-based private equity firm with more than €8 billion of committed capital. As a founding partner, he is heavily involved in the firm's strategic investment decisions, including acquisitions, capitalizations and monetizations. Prior to co-founding TDR in 2002, Mr. Robertson was managing partner at DB Capital Partners, where he helped build the European leveraged buyout arm of Deutsche Bank into a leading buyout firm in Europe. He also previously spent a year as managing director of European Leveraged Finance at Merrill Lynch and nine years as managing director of European Leveraged Finance at Bankers Trust.
Other U.S. Public Company Directorships in Last 5 Years
• WillScot Corporation

Key Qualifications and Skills
The Board believes that Mr. Robertson's experience with mergers and acquisitions, private equity and leverage finance, together with his extensive knowledge of our company and the industrial services industry, enable him to provide meaningful guidance to our Board.

James B. Archer	Principal Occupation and Business Experience
Non-Independent Director Director Since: 2019 Director Class: III Term Expires: 2021 Age: 48	Mr. Archer joined Target in 2009 as Chief Operating Officer and has been in his role as CEO of Target since 2014. With 25 years in the specialty rental and hospitality industries, Mr. Archer is a proven leader with a track record of success in executive management which began with GE Capital Modular Space and then Resun Leasing from 1994 - 2004 where he primarily served in Senior Leadership roles ranging from Senior Vice President, VP of Operations and VP of Sales, before holding COO positions at other specialty rental and manufacturing companies.

Key Qualifications and Skills
The Board believes that Mr. Archer's insight into our company and industry from his role as our president and CEO, together with his leadership and business experience, enable him to provide meaningful guidance to our Board.

2019 proxy statement	3

Eli Baker	Principal Occupation and Business Experience
Independent Director Director Since: 2019 Director Class: I Term Expires: 2019 Age: 44	Mr. Baker was our President, CFO and Secretary prior to the Business Combination. Mr. Baker served as Double Eagle Acquisition Corp.'s vice president, general counsel and secretary from June 2015 through its business combination in November 2017. Mr. Baker was also a director of Silver Eagle from July 2014 through Silver' Eagle's business combination in March 2015. Mr. Baker is a co-founder and partner of Manifest Investment Partners, LLC, a growth equity/venture fund that focuses in early stage technology-enabled business where he has served since June 2016. Mr. Baker continues to be co-managing director and a partner in Hemisphere Capital Management LLC, a private motion picture and television finance company where he has been since 2009. Previously, Mr. Baker served as a principal at Grosvenor Park Investors from 2007 to 2009, a joint venture with Fortress Investment Group where he shared oversight over the special opportunity credit/debt funds in the media space. Mr. Baker is a former lawyer, and has served in a legal affairs capacity at various companies in and out of the media business. Mr. Baker earned a Juris Doctor from the University of California at Hastings Law School and a Bachelor of Arts degree from the University of California, Berkeley. Mr. Baker is a member of the California State Bar.

Key Qualifications and Skills
The Board believes that Mr. Baker's experience with mergers and acquisitions and capital raising, combined with his prior work as a lawyer advising on legal affairs for both public and private companies enable him to provide meaningful guidance to our Board.

Martin L. Jimmerson	Principal Occupation and Business Experience
Independent Director Director Since: 2019 Director Class: I Term Expires: 2019 Age: 55	Since January 2017, Mr. Jimmerson has been the CFO and Interim CEO of NorAm Drilling Company, which owns and operates rigs for drilling of horizontal wells in the U.S. Prior to that, he served as the Senior Vice President and CFO and later the Interim CEO and President of RigNet, Inc., from 2006 to June 2016, a global technology company that provides communications services, applications, real-time machine learning, and cybersecurity solutions. Mr. Jimmerson worked for River Oaks Imaging & Diagnostic, LP, a company that provides full modality technical diagnostic services using magnetic resonance imaging and other diagnostic equipment, as their CFO from 2002 to 2005. Mr. Jimmerson received a bachelor's degree in accounting from Baylor University.

Key Qualifications and Skills
The Board believes that through Mr. Jimmerson's experience in senior executive positions, he brings significant knowledge of accounting, capital structures, finance, financial reporting, strategic planning and forecasting. Further, his experience qualifies him as an "audit committee financial expert." He currently serves as the chair of the Audit Committee and, as the chair, he contributes significantly to the oversight of the integrity of our financial statements, internal controls and ethics and compliance functions thus enabling him to provide meaningful guidance to our Board.

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Gary Lindsay	Principal Occupation and Business Experience
Non-Independent Director Director Since: 2019 Director Class: II Term Expires: 2020 Age: 39	Mr. Lindsay is a partner at TDR Capital LLP, a London-based private equity firm with more than €8 billion of committed capital. He has worked as a member of the firm's investment team since 2008, and he is involved in the day-to-day management of several TDR Capital portfolio companies. Prior to joining TDR Capital LLP, Mr. Lindsay worked in the chemicals & industrials investment banking teams at both Citi and Bear Stearns in London and New York.
Other U.S. Public Company Directorships in Last 5 Years
• WillScot Corporation

Key Qualifications and Skills
The Board believes that Mr. Lindsay's experience in acquiring, financing and developing companies (including the Algeco portfolio of companies), together with his experience with our company and the industrial services industry, enable him to provide meaningful guidance to our Board.

Jeff Sagansky	Principal Occupation and Business Experience
Independent Director Director Since: 2018 Director Class: I Term Expires: 2019 Age: 67	Mr. Sagansky was our CEO and Chairman prior to the Business Combination. Mr. Sagansky has been a director of WillScot Corporation since Double Eagle Acquisition Corp., WillScot Corporation's predecessor company, was formed in June 26, 2015 and served as Double Eagle's President and Chief Executive Officer from August 2015 until the consummation of its business combination in November 2017. Mr. Sagansky previously served as president of Silver Eagle Acquisition Corp. (July 2013-March 2015), a publicly-traded special purpose acquisition company that invested in Videocon d2h, a direct-to-home pay-television service provider in India, and president of Global Eagle Acquisition Corp. (2011-2013), a worldwide provider of media content, connectivity systems and operational data solutions to the travel industry.
Other U.S. Public Company Directorships in Last 5 Years
• Global Eagle Entertainment Inc. • WillScot Corporation • Scripps Networks Interactive, Inc. (former) • Starz, Inc. (former)
Other Select Directorships
• Videocon d2H Limited (former) • GoEuro Corporation • Hemisphere Capital Management LLC

Key Qualifications and Skills
The Board believes Mr. Sagansky brings significant experience as an executive and director of growth-oriented public and private companies as chair of our Nominating and Corporate Governance Committee. His prior work on multiple business combinations, mergers and acquisitions and capital raising enable him to provide meaningful guidance to our Board.

2019 proxy statement	5

Andrew Studdert	Principal Occupation and Business Experience
Independent Director Director Since: 2019 Director Class: II Term Expires: 2020 Age: 62	Mr. Studdert is currently the founder of Andrew P. Studdert & Associates, a private consultancy, focusing on finance, operations, technology, network security, and crisis management, that he established in 1994. In addition, from 2004 to April 2017, Mr. Studdert served as the Chairman and CEO of NES Rentals Holdings, Inc., a heavy equipment rental company sold to United Rentals, Inc. in April 2017. Prior to that, Mr. Studdert served as Chief Operating Officer and Executive Vice President of UAL Corporation and of its subsidiary, United Airlines, from 1999 to 2002. He also served as Senior Vice President, Fleet Operations from 1997 to 1999 and Chief Information Officer from 1995 to 1997 for United Airlines. Mr. Studdert holds a bachelor's degree in history from San Francisco State University.
Other Select Directorships • Cramo Plc

Key Qualifications and Skills
The Board believes that Mr. Studdert brings extensive utility, management and oversight experience, having served in executive management positions with various public companies. He also has a broad background in operations. He contributes significantly to the oversight responsibilities on matters relating to executive compensation and compensation strategy and serves as our Compensation Committee chair, thus enabling him to provide meaningful guidance to our Board.

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Board Structure

Our Board consists of seven members. It is divided into three classes (Class I, Class II, and Class III) with staggered three-year terms and one class of directors elected each year. The division of our Board into staggered classes may delay or prevent a change of control of our management or our company.

Our Board has formed three committees: an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee.

Director Nominations

Process for Nominating Directors

The Nominating and Corporate Governance Committee solicits and receives recommendations for potential director candidates from stockholders, management, directors and other sources. The Board will select nominees based on independence, reputation, integrity, diversity of experience and background, depth of business experience, familiarity with national and international business matters, familiarity with the company's industry, other professional commitments, the ability to exercise sound judgment, and other relevant factors.

The Board values diversity of talents, skills, abilities and experiences and believes that Board diversity of all types provides significant benefits to the company. Although the Board has no specific diversity policy, the Board considers the diversity of the Board and potential director candidates in selecting new director candidates.

Stockholder Nominations

The Nominating and Corporate Governance Committee considers unsolicited inquiries and director nominees recommended by stockholders in the same manner as nominees from all other sources. Recommendations should be sent to the Corporate Secretary at 2170 Buckthorne Place, Suite 440, The Woodlands, Texas 77380. Stockholders may nominate a director candidate to serve on the Board by following the procedures described in our bylaws.

Deadlines for shareholder nominations for Target Hospitality's 2020 annual meeting of stockholders are included in the "Stockholder Proposals and Director Nominations for the 2020 Annual Meeting" section on page 26.

Director Meeting Attendance

Board and Committee Meetings

Directors are expected to participate in all meetings of the Board and each Committee on which they serve.

Prior to the Business Combination, our board consisted of five directors: Jeff Sagansky, James Graf, Joshua Kazam, Alan Mnuchin and Fredric Rosen. Our board of directors held five meetings in 2018. During 2018, each of our directors attended at least 75% of the meetings of our board of directors and of the committees on which he serves or served. Only Mr. Sagansky has served as a director both prior to and following the Business Combination.

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Prior to the Business Combination and in accordance with Nasdaq Capital Market ("Nasdaq") Rule 5605(e), we did not have a nominating committee. In connection with the Business Combination, we formed the Nominating and Corporate Governance Committee.

During 2018, the Board held five meetings and each Committee then existing did not hold any meetings.

Other Meetings

We regularly schedule executive sessions in which non-executive directors meet without the presence or participation of management, including our CEO.

Given the nature of our company prior to the Business Combination and in accordance with Nasdaq corporate governance requirements, we were not required to hold an annual meeting until one year after our first fiscal year end following our listing on Nasdaq. Following the Business Combination, directors are expected to attend our annual meetings.

Committees of the Board of Directors

Current Committee Membership

Director	Audit Committee	Compensation Committee	Governance Committee

Eli Baker		X

Martin L. Jimmerson	C

Gary Lindsay			X

Stephen Robertson		X

Jeff Sagansky	X		C

Andrew Studdert	X	C	X

C- chair X- member

Each Committee operates under a written charter. The Committee charters are reviewed annually, and more frequently as necessary, to address any new rules or best practices relating to the responsibilities of the applicable Committee, or changes to such rules and best practices. The applicable Committee approves its own charter amendment and submits it to the Nominating and Corporate Governance Committee, which recommends action by the Board. All charter amendments are submitted to the Board for approval.

A copy of each Committee charter is available on our corporate website at https://investors.targethospitality.com/governance/.

Audit Committee

The Board has determined that each Audit Committee member is independent and otherwise qualifies as an Audit Committee member pursuant to the applicable rules of the SEC and Nasdaq. The Board has determined that Martin L. Jimmerson qualifies as an "audit committee financial expert" within the meaning stipulated by the SEC, based upon the education and experience described in his biography.

The Audit Committee's primary responsibilities are to monitor (i) the integrity of our financial reporting process and internal control system; (ii) the independence and performance of our independent

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registered public accounting firm; and (iii) the disclosure controls and procedures established by management. In discharging these responsibilities, the Audit Committee, among other things: selects, oversees and retains our independent registered public accounting firm; reviews and discusses the scope of the annual audit and written communications by our independent registered public accounting firm to the Audit Committee and management; oversees our financial reporting activities, including the annual audit and the accounting standards and principles we follow; approves audit and non-audit services by our independent registered public accounting firm and applicable fees; reviews and discusses our periodic reports filed with the SEC; reviews and discusses our earnings press releases and communications; oversees our internal audit activities; oversees our disclosure controls and procedures and reviews our internal controls over financial reporting; reviews and discusses risk assessment and risk management policies and practices; oversees the administration of our Code of Business Conduct and Ethics and other ethics policies; reviews, discusses and approves insider and affiliated person transactions; and, administers the policy with respect to the hiring of former employees of our independent registered public accounting firm. In addition, the Audit Committee performs an annual self-evaluation, reviews its charter and recommends changes to the Nominating and Corporate Governance Committee for submission to the Board for approval, and prepares the audit committee report required to be included in our annual proxy statement.

Compensation Committee

The Board has determined that all Compensation Committee members are non-employee directors and, except for Stephen Robertson, qualify as independent directors. In making its determination, the Board has considered all factors specifically relevant to determining whether a director has a relationship with the company that would materially impair the director's ability to make independent judgments about executive officer compensation, including: (i) the source of such director's compensation; (ii) any consulting, advisory or other compensatory fees paid by the company to the director; and (iii) any other affiliations the director has with the company and its affiliates, including engagements by clients that are companies or affiliates of companies for which members of the Compensation Committee serve as officers or directors. Stephen Robertson serves as a non-independent member of the Compensation Committee pursuant to Nasdaq Rule 5605(d)(2)(B) due to his familiarity with the industry and the Company's subsidiaries' historical executive compensation decisions, policies and practices, and, consistent with the requirements of this rule, Mr. Robertson will cease to be a member of the Compensation Committee on or before March 15, 2021.

The Compensation Committee and the Board solicit recommendations from our CEO and other officers regarding compensation matters, including the compensation of executive officers and key employees other than our CEO. They assist the Compensation Committee by providing information such as financial results, short-term and long-term business and financial plans, and strategic objectives, as well as their views on compensation programs and levels. Only members of the Compensation Committee vote on matters before that Committee.

The primary responsibilities of the Compensation Committee include: reviewing non-executive director compensation and recommending changes to the Board for approval; approving our CEO's compensation; reviewing and approving the compensation of other executive officers; administering our equity-based compensation plans and approving awards thereunder; establishing objective performance goals, individual award levels and operative and subjective performance measures, and overseeing all aspects of executive officer incentive compensation; reviewing and approving employment, consulting and other contracts, or arrangements with present and former executive officers; reviewing the compensation disclosures in the annual proxy statement and annual report on Form 10-K filed with the SEC and discussing the disclosures with management; performing annual performance evaluations of our executive officers; performing an annual self-evaluation; reviewing its charter and recommending

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changes to the Nominating and Corporate Governance Committee for submission to the Board for approval; and submitting all equity-based compensation plans, executive officer compensation plans and material revisions to such plans to a vote of the Board, and to a vote of stockholders if required.

Compensation Consultant

Under its charter, the Compensation Committee is authorized to select, retain and direct the activities, and terminate the services, of compensation advisors, as well as approve fees and expenses of such advisors. The Compensation Committee has retained Frederic W. Cook & Company ("FW Cook") as its independent compensation consultant. The Compensation Committee periodically evaluates FW Cook's independence from management, taking into consideration all relevant factors, including the independence factors specified in SEC regulations and Nasdaq listing rules.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee serves as, or has in the prior three years served as, one of our officers or employees at any time, except that Eli Baker served as our President, Chief Financial Officer and Secretary prior to the Business Combination. None of our executive officers serves as, or in the prior three years has served as, a member of the board or compensation committee of any other company that has an executive officer serving as a member of our Board or the Compensation Committee.

Nominating and Corporate Governance Committee

The Board has determined that all Nominating and Corporate Governance Committee members are non-employee directors and, except for Gary Lindsay, qualify as independent directors. Gary Lindsay serves as a non-independent member of the Compensation Committee pursuant to Nasdaq Rule 5605(e)(3) due to his familiarity with the industry and the Company's subsidiares' historical corporate governance and nominations decisions, policies and practices, and, consistent with the requirements of this rule, Mr. Lindsay will cease to be a member of the Compensation Committee on or before March 15, 2021.

The primary responsibilities of the Nominating and Corporate Governance Committee include: identifying and qualifying the annual slate of directors for nomination by the Board; considering director candidates recommended by securityholders; assessing the independence of our directors; identifying and qualifying the candidates for Chairman of the Board and for membership and chairmanship of the Committees for appointment by the Board; identifying and qualifying candidates to fill vacancies occurring between annual meetings of stockholders for election by the Board; monitoring compliance with, and reviewing proposed changes to, our Corporate Governance Guidelines, the Committee charters, and other policies and practices relating to corporate governance for submission to the Board for approval; monitoring and reviewing responses to stockholder communications with non-management directors together with the Chairman of the Board; overseeing the process for director education and Board and Committee self-evaluations; overseeing the process relating to succession planning for our CEO and other executive officer positions; reviewing its charter and recommending changes to the Board for approval; and performing an annual self-evaluation.

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Director Compensation

We did not compensate our non-executive directors in 2018. For 2019, the Compensation Committee recommended and the Board adopted the following annual compensation package for non-executive directors:

Position	Cash Amount	Restricted Stock (one year vesting)

Retainers

Non-Executive Chair	$250,000	$250,000

All Other Non-Executive Directors	$75,000	$100,000

Committee Chair Retainer

Audit Committee	$25,000	—

Compensation Committee	$25,000	—

Nominating and Corporate Governance Committee	$25,000	—

Other	Reimbursement for reasonable out-of-pocket expenses incurred in connection with travel to and from, and attendance at, meetings of the Board or its committees and related activities, including director education courses and materials.

We believe that this annual compensation package will enable us to attract and retain qualified and experienced individuals to serve as non-executive directors and to align our director's interests with those of our stockholders.

Board Election & Leadership Structure

Directors are elected by a plurality of the votes cast for such director. If an incumbent director does not receive a greater number of "for" votes than "withheld" votes, then such director must tender his or her resignation to the Board for its consideration.

The Board's policy is that the Chairman of the Board is a non-employee director. The Nominating and Corporate Governance Committee and the Board believe that this leadership structure is the most appropriate one for the company at this time, as it allows our CEO to focus on the day-to-day management of the business and on executing our strategic priorities, while allowing the Chairman to focus on leading the Board, providing its advice and counsel to the CEO, and facilitating the Board's independent oversight of management.

The Board's Role in Risk Oversight

The Board oversees the risk management of our company. In particular, the Board is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for us. The Board administers its oversight of our material risks directly through the Board as a whole, as well as through the committees of Board. The Audit Committee, in addition to overseeing financial report and control risks, is responsible for reviewing and discussing risk assessment and risk management policies and practices. The Board's other committees also assist the oversight function of the Board by addressing risks related to the relevant committee's particular area of concentration. For

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example, the Compensation Committee oversees risks related to our executive compensation plans and arrangements, and the Nominating and Corporate Governance Committee oversees risks associated with the independence of the Board and potential conflicts of interest.

Each committee reports on discussions of the applicable risks to the Board during the committee reports portion of each meeting of the Board, as appropriate. The Board considers each committee's report, and incorporates the insight provided by the reports into its overall risk management analysis.

Duties & Responsibilities of Chairman

    •
    Presides at all meetings of the Board

    •
    Encourages and facilitates active participation of all directors

    •
    Serves as a liaison between the non-executive directors and our CEO

    •
    Approves Board meeting materials for distribution

    •
    Approves Board meeting schedules and agendas

    •
    Has the authority to call meetings of the directors

    •
    Leads the Board's annual evaluation of our CEO

    •
    Monitors and coordinates with management on corporate governance issues and developments

Corporate Governance Guidelines

Our Board has adopted Corporate Governance Guidelines that reflect its commitment to oversee the effectiveness of policy and decision-making at the Board and management level, with a view to enhancing stockholder value over the long-term. Our Corporate Governance Guidelines are available online at https://investors.targethospitality.com/governance.

Codes of Business Conduct & Ethics

Our Board has adopted a Code of Business Conduct and Ethics, which applies to our directors, officers and employees, and a Code of Ethics for the Chief Executive Officer and Senior Financial Officers, which supplements our Code of Business Conduct and Ethics and applies to our CEO, principal financial officer, principal accounting officer and controller. Copies of the Code of Business Conduct and Ethics and the Code of Ethics for the Chief Executive Officer and Senior Financial Officers are available online at https://investors.targethospitality.com/governance. If the Board grants a waiver under our Code of Business Conduct and Ethics to any director, executive officer or senior financial officer, or we make any substantive amendment to the Code of Business Conduct and Ethics or grant any waiver thereunder to a covered officer, we will promptly disclose the nature of the applicable waiver or amendment on our website.

Board Evaluation Process

Each year, the Board expects to conduct a rigorous annual self-evaluation to help determine whether the Board and its committees are functioning effectively. The Nominating and Corporate Governance Committee oversees this process. The self-evaluation process solicits input from the directors regarding the performance and effectiveness of the Board, the Committees and the individual directors, and provides an opportunity for directors to identify areas for improvement. The Nominating and Corporate Governance Committee reviews the results and feedback from the self-evaluation process and makes recommendations for improvements, as appropriate.

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Director Independence

Nasdaq listing rules require a majority of our Board to be independent. An "independent director" is defined as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which, in the opinion of the company's board of directors, would interfere with the director's exercise of independent judgment in carrying out the responsibilities of a director.

Our Board annually makes an affirmative determination regarding the independence of each director based upon the recommendation of the Nominating and Corporate Governance Committee and pursuant to the standards in our Corporate Governance Guidelines. Applying these standards, the Board has affirmatively determined that Messrs. Baker, Jimmerson, Sagansky and Studdert are "independent directors."

In making this determination, the Board considered the following factors, among others: the ownership positions and contractual arrangements of our Board members and their affiliates with our company; the corporate governance and other policies adopted by the Board to help avoid conflicts and potential conflicts of interest; the contractual arrangements and annual payments between our company and other companies upon which our directors also serve as directors; and, the alignment of the long-term interests of the stockholders that appointed our Board members with the long-term interests of our other stockholders. Messrs. Robertson and Lindsay are founding partner and partner, respectively, of TDR Capital, the beneficial owner of a majority of the outstanding shares of our common stock. Due to TDR Capital's majority ownership, the Board believes it cannot affirmatively determine such directors are "independent" as defined by the rules and regulations of Nasdaq.

Communication with the Board

Stockholders, employees and other interested parties may communicate with any of our directors, our Board as a group, our independent directors as a group or any Board committee as a group by sending such communications to the Corporate Secretary to be forwarded to the Chairman of the Board. The Corporate Secretary may respond directly or redirect any such communication to another department of the company for an appropriate response if, in the discretion of the Corporate Secretary, such a direct response is more appropriate. The Corporate Secretary may also ignore any communication that she determines to be of a commercial or frivolous nature or otherwise inappropriate for Board consideration.

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PROPOSAL 1 – ELECTION OF DIRECTORS

PROPOSAL SNAPSHOT
What Am I Voting On?
Stockholders are being asked to elect the three Class I director nominees named in this proxy statement for a three-year term.
Voting Recommendation: FOR the election of each of the Board's director nominees.

Nominees

The Board has nominated the three individuals below to stand for election for a three-year term expiring at the annual meeting of stockholders in 2022:

  •
  Eli Baker

  •
  Martin L. Jimmerson

  •
  Jeff Sagansky

If a nominee is unable to serve, the Board may identify a substitute nominee or nominees. If that occurs, all valid proxies will be voted for the election of the substitute nominee or nominees designated by the Board. Alternatively, the Board may determine to keep a vacancy open or reduce the size of the Board. Messrs. Baker, Jimmerson and Sagansky are each presently Class I directors of our Company. Biographical information about each of our directors, including Messrs. Baker, Jimmerson and Sagansky is contained in the section above. At the Annual Meeting, three directors will be elected to our board of directors.

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PROPOSAL 2 – RATIFICATION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL SNAPSHOT
What Am I Voting On?

The Board seeks an indication from stockholders of their approval or disapproval of the Audit Committee's appointment of Ernst & Young LLP as the company's independent registered public accounting firm for the fiscal year ending December 31, 2019.
Voting Recommendation: FOR the ratification of our independent registered public accounting firm.

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the company's independent auditor. Ernst & Young LLP ("EY") has been our independent auditor since April 26, 2019. The Audit Committee believes that the retention of EY to serve as the company's independent auditor for 2019 is in the best interests of the company and its stockholders. If the appointment of EY is not approved by our stockholders, the Audit Committee will consider whether it is appropriate to select another independent auditor.

Independent Registered Public Accounting Firm Change

On March 30, 2019, the Audit Committee approved the dismissal of WithumSmith+Brown, PC ("Withum") as the Company's independent registered public accounting firm. The Company communicated to Withum the Audit Committee's decision on April 1, 2019. The reports of Withum on Platinum Eagle's consolidated balance sheets as of December 31, 2018 and 2017 and the consolidated statements of operations, changes in shareholders' equity and cash flows for the year ended December 31, 2018 and for the period from July 12, 2017 (inception) to December 31, 2017 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles except as follows: such audit report contained an explanatory paragraph in which Withum expressed substantial doubt as to Platinum Eagle's ability to continue as a going concern if Platinum Eagle does not complete a business combination by January 17, 2020.

During the Company's most recent fiscal year ended December 31, 2018 and for the period from July 12, 2017 (inception) to December 31, 2017 and the subsequent interim period through April 1, 2019, there were no disagreements between the Company and Withum on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Withum, would have caused it to make reference to the subject matter of the disagreements in its reports on the Company's financial statements for such years.

During the Company's most recent fiscal year ended December 31, 2018 and for the period from July 12, 2017 (inception) to December 31, 2017 and the subsequent interim period through April 1, 2019, there were no "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the "Exchange Act")).

The Company provided Withum with a copy of the foregoing disclosures and Withum has furnished the Company with a letter addressed to the SEC stating it agrees with the statements made by us set forth above.

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On April 26, the Audit Committee approved the engagement of EY as our independent registered public accounting firm for the fiscal year ending December 31, 2019, effective April 26, 2019. During our two most recent fiscal years (ended December 31, 2017 and December 31, 2018) and the subsequent interim period through April 26, 2019, neither we, nor anyone on our behalf consulted with EY, on behalf of us, regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on our financial statements, or any matter that was either the subject of a "disagreement," or a "reportable event," as defined by SEC rules.

EY representatives will be present at the annual meeting and will have the opportunity to make a statement and respond to questions.

Audit Fees & Approval Process

The Audit Committee pre-approves all audit and non-audit services to be performed by the independent auditors in compliance with the Sarbanes-Oxley Act and the SEC rules regarding auditor independence. These services may include audit services, audit-related services, tax services and all other services. Proposed services may either be pre-approved without consideration of specific case-by-case services by the Audit Committee or require the specific pre-approval of the Audit Committee. Unless a type of service has received general pre-approval, it will require specific pre-approval if it is to be provided by EY. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval.

Pre-approval fee levels or budgeted amounts for all services to be provided by EY are established annually by the Audit Committee. Any proposed services exceeding these levels or amounts require specific pre-approval by the Audit Committee. The Audit Committee may delegate either type of approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee has delegated to its Chair the authority to pre-approve any permissible non-audit services with a fee of $50,000 or less.

Prior to the Business Combination, all of the services listed in the table below were approved by (i) with respect to Withum, the audit committee of Platinum Eagle, and (ii) with respect to EY, the audit committee of Target's prior owner.

Independent Registered Public Accounting Firm Fee Information

Fees for professional services provided by our independent auditor included the following:

Fees:	Ernst & Young LLP		WithumSmith+Brown, PC

	2017	2018	2017	2018

Audit(1)	—	$2,372,452(2)	$61,500	$62,500

Audit-Related	$0	$0	$0	$0

Tax	$0	$0	$0	$0

All Other	$0	$0	$0	$0

(1)
Audit fees include, without limitation, fees billed for professional services rendered for the audit of annual financial statements, including certain required statutory audits; the review of interim financial statements; and, comfort letters and consents.

(2)
Includes $960,815 for services rendered in 2018 related to the Target Parent financial statement audit as of December 31, 2017 and 2016 and for the years ended December 31, 2017 and 2016, which were prepared to facilitate the Business Combination.

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Audit Committee Report

The Audit Committee is composed of three directors, all of whom meet the independence standards of Nasdaq, the SEC and our Corporate Governance Guidelines, and operates under a written charter adopted by the Board. Prior to the Business Combination, the audit committee of Platinum Eagle, our legal predecessor, was composed of three directors: Joshua Kazam, Alan Mnuchin and Fredric Rosen (together, the "Predecessor Committee"), each of whom no longer serve as directors of the Company following the Business Combination.

Management is responsible for the company's internal controls and the financial reporting process. Prior to the Business Combination, Withum, acting as independent auditor of Platinum Eagle, was responsible for performing an independent audit of the company's consolidated financial statements and internal control over financial reporting in accordance with standards established by the Public Company Accounting Oversight Board ("PCAOB").

Based solely on the letter dated April 26, 2019 from the members of the Predecessor Committee to the Audit Committee:

  •
  The audit committee of Platinum Eagle discussed with Withum the overall scope and execution of the independent audit and reviewed and discussed the audited financial statements with management. The audit committee of Platinum Eagle also discussed with Withum other matters required by PCAOB auditing standards.

  •
  Withum provided to the audit committee of Platinum Eagle the written communications required by applicable standards of the PCAOB regarding Withum's communications with the audit committee of Platinum Eagle concerning independence, and the audit committee of Platinum Eagle discussed Withum's independence with management and the auditors. The audit committee of Platinum Eagle also considered whether the provision of other non-audit services by Withum to the company is compatible with maintaining independence.

  •
  The audit committee of Platinum Eagle concluded that the independent auditors' independence had not been impaired.

  •
  Based on the reviews and discussion referred to above, the audit committee of Platinum Eagle recommended to the board of directors of Platinum Eagle that the audited consolidated financial statements be included in Platinum Eagle's annual report on Form 10-K for the year ended December 31, 2018.

By the members of the Audit Committee as of April 26, 2019 consisting of:

Jeff Sagansky	Martin L. Jimmerson (Chairman)	Andrew Studdert

The information contained in the "Audit Committee Report" is not considered to be "soliciting material," "filed" or incorporated by reference in any past or future filing by the Company under the Exchange Act or the Securities Act of 1933, as amended, unless and only to the extent that the Company specifically incorporates it by reference.

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EXECUTIVE OFFICERS

The following table sets forth information regarding our executive officers as of April 30, 2019:

Name	Age	Position(s)

James B. Archer	48	President, Chief Executive Officer, and Director
Andrew A. Aberdale	53	Chief Financial Officer
Troy C. Schrenk	44	Chief Commercial Officer
Heidi D. Lewis	46	Executive Vice President, General Counsel, and Secretary
Jason Vlacich	41	Chief Accounting Officer

James B. Archer's biography is set forth under the heading "Our Board" above.

Andrew A. Aberdale serves as our Chief Financial Officer. In this role, he is responsible for all strategic financial and administrative operations of the company. Mr. Aberdale joined Target as CFO and has been in the role since 2010. With over 20 years of experience in the financial, operational and technological areas, Mr. Aberdale is a proven leader with a track record of success in financial and business process management which began with W.R. Grace & Co, where he spent 12 years, was responsible for the Performance Chemical Division manufacturing facilities in North America and was ultimately responsible for the division's 72 world-wide operations' environmental, health, safety, product stewardship and quality assurance. Mr. Aberdale holds a master's degree in business administration from Saint Mary's College of California and a bachelor's degree in chemical engineering from Worcester Polytechnic Institute.

Troy C. Schrenk serves as our Chief Commercial Officer of Target. In this role, he is responsible for commercial strategy, business development and marketing of the company. Mr. Schrenk joined Target in 2012 as Senior Vice President and has been in his current role since October 2018. With 18 years in modular manufacturing, specialty rentals, home building and real estate development, Mr. Schrenk is a proven commercial leader with a track record of success in sales and growth management which began with Fortune 500, Centex Homes from 2000 - 2005 as Area Sales Manager, Director of Sales and VP of Sales and Marketing before holding similar positions at several other homebuilding, specialty rental and manufacturing companies. Mr. Schrenk holds an MBA from Boise State University and a bachelor's degree in sociology from George Fox University.

Heidi D. Lewis serves as our Executive Vice President, General Counsel and Secretary. In this role, she is responsible for leading the company's legal, compliance, human resources, safety, and corporate secretary functions. Ms. Lewis joined Target in January 2019. She has eighteen years of legal experience in capital markets and securities, IPOs, mergers and acquisitions, board advisement, corporate governance, and corporate law. Prior to joining Target, she was Corporate and Commercial Counsel and Assistant Secretary at Bristow Group Inc. (NYSE: BRS) from July 2018 to January 2019, where she executed on M&A, governance, capital markets and corporate transactions. Prior to that, Ms. Lewis was the Vice President, Group General Counsel and Assistant Secretary at Dynegy Inc. (NYSE: DYN) (now Vistra Energy Group (NYSE: VST)), from 2013 until June 2018, where she led the company's corporate legal group with her expertise in SEC and NYSE regulations and requirements. Ms. Lewis joined Dynegy in 2006, as a corporate counsel. Ms. Lewis began her legal career at King & Spalding LLP and Akin Gump Strauss Hauer & Feld LLP. Ms. Lewis holds a Juris Doctor from the University of Houston Law Center, a master's degree from Northern Illinois University and a bachelor's degree from Colorado State University.

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Jason Vlacich serves as our Chief Accounting Officer. In this role, he is responsible for Target's accounting and tax functions. Mr. Vlacich joined Target in October 2018. He has over eighteen years of experience in public accounting, hospitality accounting and finance. Prior to joining Target, he was the Chief Accounting Officer at Highgate Hotels, L.P., a third-party hotel management company, in their Irving, Texas corporate office from 2012, where he oversaw the company's corporate accounting department and global accounting services platform and led the company's domestic and European accounting expansion and centralization as well as implementation of global accounting systems. Prior to that, Mr. Vlacich was Senior Audit Manager at PricewaterhouseCoopers, LLP's Dallas, Texas office, from 2008 to 2012, where he serviced public and private companies across multiple industries with a heavy concentration in the hospitality industry. He also worked in the Hartford, Connecticut and Orlando, Florida offices of PricewaterhouseCoopers, LLP during his tenure with the firm. Mr. Vlacich has several years of additional industry experience with General Electric (GE Asset Management) and Siemens in financial reporting, Sarbanes-Oxley compliance and corporate accounting roles. Mr. Vlacich holds a bachelor's degree in Accountancy from Bentley College and is a Certified Public Accountant in the State of Texas.

EXECUTIVE COMPENSATION

We are an "emerging growth company," as defined in Section 101(a)(19)(C) of the JOBS Act. As an emerging growth company, we are not required under SEC rules to include a Compensation Discussion and Analysis section or Compensation Committee Report in this proxy statement. We have elected to comply with these reduced compensation disclosure requirements, as permitted under the JOBS Act.

Summary Compensation Table

The following table shows, for the fiscal years ended December 31, 2018 and 2017, compensation awarded or paid to, or earned by, our CEO and two other most highly compensated NEOs at December 31, 2018.

				All Other
Name and Principal Position(1)	Year	Salary	Bonus	Compensation(2)	Total
James B. Archer,	2018	$419,855	$1,000,000	$554,000	$1,973,855
President and Chief Executive	2017	416,915	510,000	565,160	1,492,075
Officer

Andrew A. Aberdale,	2018	377,989	520,000	318,728	1,216,717
Chief Financial Officer	2017	379,891	45,793	194,367	620,051

Troy C. Schrenk,	2018	155,310	102,500	476,188	733,998
Chief Commercial Officer	2017	155,480	102,500	193,433	451,413

(1)
Jeff Sagansky served as our CEO and Chairman from December 2017 until the consummation of the Business Combination on March 15, 2019, and Eli Baker served as our President, CFO and Secretary from July 2017 until the consummation of the Business Combination on March 15, 2019. These former NEOs are omitted from the table because they did not receive any compensation from us in 2017 or 2018. Reported amounts include payments made by Target prior to the consummation of the Business Combination. Messrs. Archer, Aberdale and Schrenk each became an NEO upon consummation of the Business Combination.

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(2)
Amounts in this column are detailed in the table below:

			Loan Forgiveness	Total All Other
Name and Principal Position	Year	Commission	and Interest(a)	Compensation
James B. Archer,	2018	—	$554,000	$554,000
President and Chief Executive	2017	—	565,160	565,160
Officer

Andrew A. Aberdale,	2018	—	318,728	318,728
Chief Financial Officer	2017	$53,026	141,341	194,367

Troy C. Schrenk,	2018	476,188	—	476,188
Chief Commercial Officer	2017	193,433	—	193,433

  (a)
  Amounts in this column reflect payment arrangements put in place in lieu of commissions.

Employment Agreements

The employment arrangements we have with our CEO and two other most highly compensated NEOs are summarized below.

James B. Archer, President and Chief Executive Officer

In connection with the Business Combination, Target entered into an employment agreement with Mr. Archer. The agreement provides for an initial employment term of 36 months, with automatic successive one year extensions after the end of the initial term, unless either party provides a non-renewal notice to the other party at least 120 days before the expiration of the initial term or the renewal term, as applicable. Mr. Archer's agreement provides for an annual base salary of $600,000, which he may elect to receive in whole in the form of restricted stock units under the Incentive Plan. Mr. Archer's agreement provides for an annual cash performance bonus target of 133% of annual base salary and a long term incentive annual equity award with a target grant value of $1,000,000 (the grant value may be more or less than this amount and is determined annually by the Compensation Committee). For the 2019 fiscal year, Mr. Archer will receive an equity award under the Incentive Plan of $1,000,000 — of 50% time-vested options and 50% restricted stock vesting ratably over four years. Mr. Archer's agreement also includes a 12 month non-competition and non-solicitation provision.

If Mr. Archer's employment is terminated other than for cause or with good reason, he will be entitled to 12 months base salary plus a pro-rata bonus for the year of termination, based on actual performance plus accrued and unpaid benefits and health insurance continuation for the severance period. If Mr. Archer's employment is terminated other than for cause or by Mr. Archer for good reason, within the first year of his first annual long term incentive grant of $1,000,000, 25% of the respective grant will vest. In the event of a change of control, if Mr. Archer is terminated other than for cause or by Mr. Archer for good reason within 12 months of such change of control, he will be entitled to 150% of his base salary and his target annual bonus, as well as a lump sum payment of the costs that would be incurred by him for continued health insurance coverage during the severance period, and vesting of any unvested time-based equity awards.

Andrew A. Aberdale, Chief Financial Officer

In connection with the Business Combination, Target entered into an employment agreement with Mr. Aberdale. The agreement provides for an initial employment term of 36 months, with automatic successive one year extensions after the end of the initial term, unless either party provides a non-renewal notice to the other party at least 120 days before the expiration of the initial term or the renewal term, as applicable. Mr. Aberdale's agreement provides for an annual base salary of $400,000,

20	2019 proxy statement

which he may elect to receive in whole in the form of restricted stock units under the Incentive Plan. Mr. Aberdale's agreement provides for an annual cash performance bonus target of 75% of annual base salary and a long term incentive annual equity award with a target grant value of $500,000 (the grant value may be more or less than this amount and is determined annually by the Compensation Committee). For the 2019 fiscal year, Mr. Aberdale will receive an equity award under the Incentive Plan of $500,000 — of 50% time-vested options and 50% restricted stock vesting ratably over four years. Mr. Aberdale's agreement also includes a 12 month non-competition and non-solicitation provision.

If Mr. Aberdale's employment is terminated other than for cause or good reason, he will be entitled to 12 months base salary plus a pro-rata bonus for the year of termination, based on actual performance plus accrued and unpaid benefits and health insurance continuation for the severance period. If Mr. Aberdale's employment is terminated other than for cause or by Mr. Aberdale for good reason, within the first year of his first annual long term incentive grant of $500,000, 25% of the respective grant will vest. In the event of a change of control, if Mr. Aberdale is terminated other than for cause or by Mr. Aberdale for good reason within 12 months of such change of control, he will be entitled to 100% of his base salary and his target annual bonus, as well as a lump sum payment of the costs that would be incurred by him for continued health insurance coverage during the severance period, and vesting of any unvested time-based equity awards.

Troy Schrenk, Chief Commercial Officer

In connection with the Business Combination, Target entered into an employment agreement with Mr. Schrenk. The agreement provides for an initial employment term of 36 months, with automatic successive one year extensions after the end of the initial term, unless either party provides a non-renewal notice to the other party at least 120 days before the expiration of the initial term or the renewal term, as applicable. Mr. Schrenk's agreement provides for an annual base salary of $200,000, which he may elect to receive in whole in the form of restricted stock units under the Incentive Plan. Mr. Schrenk's agreement provides for an annual cash performance bonus target of 75% of annual base salary and a long term incentive annual equity award with a target grant value of $200,000 (the grant value may be more or less than this amount and is determined annually by the Compensation Committee). For the 2019 fiscal year, Mr. Schrenk will receive an equity award under the Incentive Plan of $200,000 — of 50% time-vested options and 50% restricted stock vesting ratably over four years. Upon the occurrence of an initial public offering, Mr. Schrenk is entitled to certain additional benefits including a $500,000 one-time grant of 50% time-vested stock options and 50% restricted stock vesting ratably over 4 years at the closing of such offering. Mr. Schrenk's agreement also includes a 12 month non-competition and non-solicitation provision.

If Mr. Schrenk's employment is terminated other than for cause or good reason, he will be entitled to 12 months base salary plus a pro-rata bonus for the year of termination, based on actual performance plus accrued and unpaid benefits and health insurance continuation for the severance period. If Mr. Schrenk's employment is terminated other than for cause or by Mr. Schrenk for good reason, within the first year of either his initial public offering award of $500,000 or his first annual long term incentive grant of $200,000, 25% of the respective grant will vest. In the event of a change of control, if Mr. Schrenk is terminated other than for cause or by Mr. Schrenk with good reason within 12 months of such change of control, he will be entitled to 100% of his base salary and his target annual bonus, as well as a lump sum payment of the costs that would be incurred by him for continued health insurance coverage during the severance period, and vesting of any unvested time-based equity awards.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Other than compensation arrangements, we describe below transactions to which we were a party or will be a party, in which:

  •
  the amounts involved exceeded or will exceed $120,000; and

  •
  any of our directors, executive officers, or holders of more than 5% of our capital stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

Compensation arrangements for our directors and named executive officers are described elsewhere in this proxy statement.

The following persons and entities that participated in the transactions listed in this section were "related persons" (as defined below) at the time of the transaction:

Earnout Agreement

On March 15, 2019 (the "Closing Date"), in connection with the closing of the Business Combination, Harry E. Sloan, Jeff Sagansky and Eli Baker (together, the "Founder Group") and we entered into an earnout agreement (the "Earnout Agreement"), pursuant to which, on the Closing Date, 5,015,898 Founder Shares were placed in escrow (the "Founder Restricted Shares"), to be released at any time during the period of three years following the Closing Date upon the occurrence of the following triggering events: (i) fifty percent (50%) of the Founder Restricted Shares will be released to the Founder Group if the closing price of the shares of Target Hospitality's common stock as reported on Nasdaq exceeds $12.50 per share for twenty (20) of any thirty (30) consecutive trading days and (ii) the remaining fifty percent (50%) of the Restricted Shares will be released to the Founder Group if the closing price of the shares of Target Hospitality's common stock as reported on Nasdaq exceeds $15.00 per share for twenty (20) of any thirty (30) consecutive trading days, in each case subject to certain notice mechanics.

The Earnout Agreement is subject to termination upon: (i) mutual written consent of the parties or (ii) the earlier of the expiration of the time periods set forth therein and the depletion of all of the Founder Restricted Shares from the escrow account.

Escrow Agreement

On the Closing Date, pursuant to the terms and conditions of the Earnout Agreement described above, Target Hospitality, the Founder Group and Continental Stock Transfer & Trust Company, as escrow agent, entered into an escrow agreement (the "Escrow Agreement") that provides for, among other things, holding the Restricted Shares in an escrow account until such time as the Restricted Shares are to be released by the escrow agent to the Founder Group upon the occurrence of certain triggering events as described above and as more specifically set forth in the Earnout Agreement. All voting rights and other shareholder rights with respect to the Restricted Shares shall be suspended until such Restricted Shares are released from the escrow account.

The Escrow Agreement will terminate on the earlier of the termination of the Earnout Agreement and five calendar days after all of the Restricted Shares have been released.

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Amended and Restated Registration Rights Agreement

On the Closing Date, in connection with the closing of the Business Combination, Target Hospitality, Arrow, Algeco Investments, and certain other parties named on the signature pages thereto, entered into an amended and restated registration rights agreement (the "Registration Rights Agreement"), that amends and restates that certain registration rights agreement, dated January 11, 2018 by and among Platinum Eagle and certain of its initial investors and provides such initial investors, Arrow and Algeco Investments with certain demand, shelf and piggyback registration rights covering all shares of Target Hospitality common stock and warrants to purchase shares of Target Hospitality common stock owned by each holder, until such shares or warrants, as applicable, cease to be "Registrable Securities" as defined in the Registration Rights Agreement. The Registration Rights Agreement provides each of Arrow Seller, the Algeco Seller and certain of the initial investors (the "Initiating Holders") the right to request an unlimited number of demands at any time following the Closing Date and customary shelf registration rights, subject to certain conditions. In addition, the agreement grants each of Arrow, Algeco Investments and the Initiating Holders (as defined in the Registration Rights Agreement) piggyback registration rights with respect to registration statements filed subsequent to the Closing Date. Except for certain permitted transfers, none of Arrow, Algeco Investments or any of their permitted transferees shall transfer any "Registrable Securities" beneficially owned by such holders until such date that is 180 days from the Closing Date. In addition, except for the Restricted Shares held in escrow, as described above, all "Registrable Securities" held by the Founder Group may not be transferred until the earlier of (1) such date that is one year from the Closing Date and (2) such date in which the common stock of Target Hospitality as reported on Nasdaq exceeds $12.00 per share for at least twenty (20) out of thirty (30) trading days commencing not earlier than 150 days following the Closing Date. The Company is responsible for all Registration Expenses (as defined in the Registration Rights Agreement) in connection with any demand, shelf or piggyback registration by any of the Initiating Holders. The registration rights under the Registration Rights Agreement are subject to customary lock-up provisions.

Supply Agreement

Target is party to a supply agreement with Williams Scotsman International, Inc. ("WSII"), dated August 24, 2018, to appoint WSII as the sole supplier of stand-alone offices and portable storage units required by Target after construction of its core modular facilities (for which WSII has a right of first offer), for use in Target's businesses in North America. The supply agreement went into effect on August 24, 2018, and the total spend by Target for products which would have been subject to the supply agreement had the supply agreement been in effect would have been less than 1% of the spend on all modular equipment and ancillary products in a typical community for the year ended December 31, 2018. TDR Capital is a beneficial owner of WSII and of Target.

Algeco Group Sponsor Fees

TDR Capital has previously charged Algeco Global S.à r.l. ("Algeco Global" and, collectively with its subsidiaries, the "Algeco Group") fees for monitoring services, consulting and management advisory services. Algeco Global recharges Target Hospitality for all or a portion of such fees. Following the closing of the Business Combination, Target Hospitality is no longer responsible for any portion of these fees to the extent they are charged.

Algeco Group Directorships

Messrs. Robertson and Lindsay serve as directors on our Board. Each of Messrs. Robertson and Lindsay hold director and/or manager positions on the boards of directors or boards of managers, as applicable, of certain Algeco Group companies, of which TDR Capital holds a direct or indirect controlling interest.

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Review, Approval or Ratification of Transactions with Related Persons

Our Board has adopted a written statement of policy for the evaluation of and the approval, disapproval and monitoring of transactions involving us and "Related Persons." For the purposes of the policy, a "Related Person" is (i) any director or executive officer, and any individual who was a director or executive officer at any time since the beginning of the last fiscal year; (ii) any nominee for election as a director of the company; (iii) any individual or entity known to the company to be the beneficial owner of more than five percent (5%) of any class of the company's voting securities; and (iv) any immediate family member of an individual identified in clauses (i) through (iii) above.

Our related person transactions policy requires that all related person transactions shall be consummated or continued only if the Audit Committee shall approve or ratify such transaction as in, or not inconsistent with, the best interests of the company and its stockholders. In reviewing any such related person transaction, the Audit Committee will consider all of the material facts of such transaction, including consideration of the following factors to the extent relevant:

  •
  a general description of the transaction, including the material terms and conditions;

  •
  the basis on which such individual or entity is a Related Person;

  •
  the Related Person's interest in the transaction, including the Related Person's position or relationship with, or ownership of, any entity that is a party to or has an interest in the transaction;

  •
  the approximate dollar value of the transaction, and the approximate dollar value of the Related Person's interest in the transaction without regard to amount of profit or loss;

  •
  in the case of (i) a lease or other transaction providing for periodic payments or installments, the aggregate amount of all periodic payments or installments expected to be made, or (ii) indebtedness, the aggregate amount of principal to be outstanding and the rate or amount of interest to be payable on such indebtedness;

  •
  any other material information regarding the transaction or the Related Person's interest in the transaction.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial Ownership

The following table sets forth information regarding the beneficial ownership of our common stock as of April 30, 2019 by each person who is the beneficial owner of more than 5% of our common shares; each of our executive officers and directors; and all of our executive officers and directors as a group. The beneficial ownership of our common stock is based on 105,232,933 shares of common stock issued and outstanding as of April 30, 2019.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all common shares beneficially owned by them. To our knowledge, no common shares beneficially owned by any executive officer, director or director nominee have been pledged as security.

Name and Address of Beneficial Owner	Number of Shares	%
Current Directors and Executive Officers(1)
James B. Archer	974,528	*
Andrew A. Aberdale(2)	479,701	*
Troy C. Schrenk	—	—
Heidi D. Lewis	—	—
Jason P. Vlacich	—	—
Stephen Robertson(3)	64,728,865	61.5%
Eli Baker(4)	1,273,667	1.2%
Martin L. Jimmerson	—	—
Gary Lindsay	—	—
Jeff Sagansky(5)	5,136,666	4.8%
Andrew P. Studdert	—	—
All Directors and Executive Officers as a Group (11 Individuals)	72,497,489	67.4%
Five Percent Holders
Arrow(6)	49,100,000	46.7%
Algeco Investments(7)	15,628,865	14.9%

*
Less than one percent

(1)
Beneficial ownership is determined in accordance with the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options or warrants that are currently exercisable or exercisable within 60 days. Unless otherwise noted, the business address of each of the stockholders listed is 2170 Buckthorne Place, Suite 440, The Woodlands, Texas 77380.

(2)
Includes 95,938 shares of common stock held by the Aberdale Family 2012 Irrevocable Trust. Mr. Aberdale disclaims beneficial ownership of the securities held by the Aberdale Family 2012 Irrevocable Trust.

(3)
TDR Capital is manager of the investment fund which is the ultimate beneficial owner of Arrow and Algeco Investments. See Notes (5) and (6) below. TDR Capital is run by its board and investment committee which consists of

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  the partners of the firm. As one of the founding partners of TDR Capital, Mr. Robertson may be deemed to beneficially own the securities held by the Arrow and Algeco Investments through his ability to either vote or direct the vote of the securities or dispose or direct the disposition of the securities, either through his role at TDR Capital, contract, understanding or otherwise. Mr. Robertson disclaims beneficial ownership of such securities, if any, except to the extent of his pecuniary interest therein.

(4)
Includes 466,667 shares of common stock issuable upon exercise of warrants held by Mr. Baker and 501,590 shares of common stock which were placed in escrow at the closing of the Business Combination and will be released to the Founder Group in accordance with the terms of the Earnout Agreement and the Escrow Agreement. While such shares are held in escrow Mr. Baker will not have the ability to transfer or vote such shares.

(5)
Includes 1,866,666 shares of common stock issuable upon exercise of warrants held by Mr. Sagansky and 2,006,359 shares of common stock which were placed in escrow at the closing of the Business Combination and will be released to the Founder Group in accordance with the terms of the Earnout Agreement and the Escrow Agreement. While such shares are held in escrow Mr. Sagansky will not have the ability to transfer or vote such shares.

(6)
TDR Capital is manager of the investment fund which is the ultimate beneficial owner of Arrow. TDR Capital controls all of Arrow's voting rights in respect of its investments and no one else has equivalent control over the investments. The investors in Arrow are passive investors (as they are limited partners) and no investor directly or indirectly beneficially owns 20% or more of the shares or voting rights through their investment in Arrow. TDR Capital is run by its board and investment committee which consists of the partners of the firm. See Note (3).

(7)
TDR Capital is manager of the investment fund which is the ultimate beneficial owner of Algeco Investments and is the controlling shareholder of the group of entities forming the direct and indirect ownership chain from Algeco Investments to the investment fund of which TDR Capital is the manager. TDR Capital controls the majority of Algeco Investments' voting rights in respect of its investment and no one else has equivalent control over the investments. TDR Capital is run by its board and investment committee which consists of the partners of the firm. See Note (3).

MATTERS RAISED AT THE ANNUAL MEETING NOT INCLUDED IN THIS PROXY STATEMENT

We do not know of any matters to be acted upon at the annual meeting other than those discussed in this proxy statement. If any other matter is properly presented, proxy holders will vote on the matter in their discretion.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR THE 2020 ANNUAL MEETING

For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2020 Annual Meeting of Stockholders (the "2020 Annual Meeting"), it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Generally, such proposals are due 120 days before the anniversary of the date we release our proxy materials for the prior year, which was May 2, 2019. Therefore, we have determined that Rule 14a-8 stockholder proposals must be received by the Company at its office at 2170 Buckthorne Place, Suite 440, The Woodlands, Texas 77380, no later than January 3, 2020.

In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not earlier than the close of business on the 120th day, and not later than the close of business on the 90th day, prior to the first anniversary of the preceding year's annual meeting. In the event that the date of the annual meeting is greater than 30 days before, or greater than 60 days after such anniversary date, notice by the stockholders to be timely must be so delivered not earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting and, (ii) if the first public

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announcement of the date of such meeting is fewer than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. Currently, we expect our 2020 Annual Meeting to be no greater than 30 days before and no greater than 60 days after the anniversary date of the 2019 Annual Meeting. Accordingly, for our 2020 Annual Meeting, assuming that we do not issue a public announcement changing the date of the meeting, notice of a nomination or proposal must be delivered to us no later than February 21, 2020 and no earlier than January 22, 2019. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures, or the procedures set forth in the bylaws.

SECTION 16(A) BENEFICAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC, and to furnish us with copies of such forms. Based on our review of the forms we have received, or written representations from reporting persons, we believe that, during 2018, each of our executive officers and directors complied with all such filing requirements.

ACCESS TO FORM 10-K AND CLOSING 8-K

The 2018 annual report to stockholders, including financial statements, was delivered or made available with this proxy statement. On written request, we will provide, without charge to each record or beneficial holder of our common stock as of April 30, 2019, a copy of our Annual Report on Form 10-K for the year ended December 31, 2018, as filed with the SEC, and the Closing 8-K, including the financial statements, schedules and a list of exhibits thereto. Written requests should be directed to our executive office located at 2170 Buckthorne Place, Suite 440, The Woodlands, Texas 77380.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why am I receiving these proxy materials?

You are invited to attend the annual meeting via live webcast and are entitled to vote on the items of business described in this proxy statement because you are a stockholder of our company. The proxy materials include the notice of annual meeting, this proxy statement for the annual meeting and our annual report, which includes our Form 10-K and the Closing 8-K . If you received a paper copy of these materials by mail or email, the proxy materials also include a proxy card or voting instruction card for the annual meeting.

When and where will the company hold the annual meeting?

The annual meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast on Tuesday, May 21, 2019. You are entitled to participate in the annual meeting only if you were a stockholder as of the record date or if you hold a valid proxy for the annual meeting.

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You will be able to attend the annual meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/THCORP2019. You will also be able to vote your shares electronically at the annual meeting.

To participate in the annual meeting, you will need the control number included with these proxy materials.

The meeting webcast will begin promptly at 10:00 a.m., Central Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 9:45 a.m., Central Time, and you should allow ample time for the check-in procedures.

Why a virtual meeting?

We are pleased to offer our stockholders a completely virtual annual meeting, which provides worldwide access, improved communication and cost savings for our stockholders and Target Hospitality.

You will be able to attend the annual meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/THCORP2019. You also will be able to vote your shares electronically at the annual meeting.

What if during the check-in time or during the meeting I have technical difficulties or trouble accessing the virtual meeting website?

If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page.

Who may vote at the annual meeting?

As of the record date, April 30, 2019, there were 105,232,933 shares of our common stock outstanding. You may vote all of the shares of our common stock that you own at the close of business on the record date. You may cast one vote for each share that you own. We do not have cumulative voting rights for the election of directors.

What is a quorum?

A quorum must be present at the annual meeting in order to transact business. A quorum will be present if a majority of our shares of common stock entitled to vote are represented at the annual meeting, either in person or by proxy. If a quorum is not present, no business may be conducted at the annual meeting, in which case the annual meeting may be adjourned, without a vote of stockholders by the chairman of the annual meeting, until such time as a quorum is present.

Proxies received and marked as abstentions from voting on a proposal, and broker non-votes are counted for determining whether a quorum is present. A "broker non-vote" results when a trust, broker, bank, or other nominee or fiduciary that holds shares for another person has not received voting instructions from the owner of the shares and, under the applicable rules, does not have the discretionary authority to vote on a matter. If a properly executed proxy has not been returned, the holder is not present for quorum purposes.

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What am I voting on, how many votes are required to elect directors and approve the other proposals, and how does the Board recommend that I vote?

Proposal No. 1: Elect as directors the three nominees named in the proxy statement	As there are three nominees for the three seats up for election, each nominee will be elected as a director if he receives the affirmative vote, a plurality of the total votes cast "FOR" with respect to his election as a director at the annual meeting. Any abstentions or broker non-votes are not counted as votes cast either "FOR" or "WITHHELD" with respect to a director's election and will have no effect on the election of directors.
The Board recommends a vote FOR the election of each nominee as a director.
Proposal No. 2: Ratify the appointment of EY as our independent registered public accounting firm for the year ending December 31, 2019
Ratification of the appointment of EY as our independent registered public accounting firm for the year ending December 31, 2019 requires a majority of the votes cast on the proposal at the annual meeting to be voted "FOR" this proposal. Abstentions will not count as votes cast either "FOR" or "AGAINST" Proposal No. 2, and will have no effect on the results of the vote on this proposal.
The Board recommends a vote FOR the ratification of EY's appointment.

How many votes do I have?

You have one vote on each proposal for each share of common stock that you owned as of the record date, April 30, 2019.

How do I vote my shares?

Stockholders of Record

If you are a stockholder of record (i.e., you hold your shares in certificate form or through an account with our transfer agent, Continental Stock Transfer & Trust Company), then you can attend the annual meeting via live webcast, complete a ballot and submit it. You may also vote by completing, signing and dating the proxy card that you received from us, and returning it in the accompanying pre-addressed envelope. IF YOU VOTE BY MAIL, YOUR PROXY CARD WILL BE VALID ONLY IF YOU COMPLETE, SIGN, DATE AND RETURN IT BEFORE THE ANNUAL MEETING DATE.
Beneficial Owners

If you are a beneficial owner of shares registered in the name of your brokerage firm, bank or other agent, then you should receive a notice containing voting instructions from that organization rather than our company. Simply follow the voting instructions in the notice to ensure that your vote is counted. To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form. See "How do I attend the annual meeting in person?" below for more information on how to attend the annual meeting.

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Even if you plan to attend the annual meeting via webcast, please authorize a proxy to vote your shares right away, by following the instructions on the proxy card that you received from us or the voting instruction card that you received from your broker, bank or other agent. By voting by proxy, you will be directing the persons designated as proxy holders as your proxies to vote your shares at the annual meeting in accordance with your instructions.

Will my shares be voted if I do not complete, sign, date and return my proxy card or voting instruction card, or vote by some other method?

If you are a registered "record" stockholder and you do not vote your shares by completing, signing, dating and returning a proxy card, your shares will not be voted unless you attend the annual meeting via webcast and vote in person. In addition, if you sign, date and return a proxy card, but do not complete voting instructions for a proposal, your shares will be voted with respect to such proposal by the named proxies in accordance with the Board's recommendations and in the discretion of the proxy holder on any other matter that may properly come before the annual meeting.

If your shares are held in a brokerage account or by a bank or other agent, you are considered the "beneficial owner" of shares held in "street name" and the proxy materials were forwarded to you by that organization. In order to vote your shares, you must follow the voting instructions provided to you by that organization. Brokerage firms, banks and other agents are required to request voting instructions for shares they hold on behalf of customers and others. As the beneficial owner, you have the right to direct the record holder how to vote and you are also invited to attend the annual meeting via webcast. We encourage you to provide instructions to your brokerage firm, bank or other agent on how to vote your shares. Because a beneficial owner is not the record stockholder, you may not vote the shares at the annual meeting via webcast unless you obtain a legal proxy from the record holder giving you the right to vote the shares at the meeting.

Even if you do not provide voting instructions on your voting instruction card, your shares may be voted if you hold shares through an account with a brokerage firm, bank or other agent. Brokerage firms have the authority under Nasdaq rules to vote shares for which their customers do not provide voting instructions on certain routine matters. Proposal No. 2, to ratify the appointment of EY as our independent registered public accounting firm for the year ending December 31, 2019, is considered a routine matter for which brokers, banks and other agents may vote in the absence of specific instructions.

When a proposal is not considered routine and the broker, bank or other agent has not received voting instructions from the beneficial owner of the shares with respect to such proposal, such firm cannot vote the shares on that proposal. All proposals, other than Proposal No. 2, are non-routine proposals. Votes that cannot be cast by a broker, bank or other agent on non-routine matters are known as "broker non-votes."

How can I revoke my proxy and change my vote prior to the annual meeting?

You may revoke your proxy or change your vote at any time prior to the vote taken at the annual meeting.

Stockholders of Record

You may revoke your proxy by (i) notifying our Corporate Secretary, at our office at 2170 Buckthorne Place, Suite 440, The Woodlands, Texas 77380, in writing that you wish to revoke your proxy; (ii) submitting a proxy dated later than your original proxy; or (iii) attending the annual meeting via webcast and voting by ballot. Attending the annual meeting via webcast will not by itself revoke a proxy; you must submit a ballot and vote your shares at the annual meeting.

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Beneficial Owners

For shares you hold beneficially or in street name, you may change your vote by following the specific voting instructions provided to you by the record holder to change or revoke any instructions you have already provided, or, if you obtained a legal proxy from your brokerage firm, bank or other agent giving you the right to vote your shares, by attending the annual meeting and voting in person.

Who pays the costs of the proxy solicitation?

We will pay the cost of soliciting proxies. Beyond these proxy materials, our directors and employees may solicit proxies in person, by telephone or by electronic communication. Directors and employees will not receive any additional compensation for soliciting proxies. We have engaged Morrow Sodali LLC ("Morrow") to assist in the solicitation of proxies for the Annual Meeting, and we expect that Morrow's fee will be $6,500, plus reimbursement of disbursements. Morrow's address is 470 West Avenue, Stamford, CT 06902. Stockholders can reach Morrow at (800) 662-5200. Banks and brokers may call collect at (203) 658-9400. We will also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I received more than one proxy card or voting instruction card?

If you receive more than one proxy card or voting instruction card, it means that you have multiple accounts with our transfer agent and/or brokerage firm, bank or other agent, or you may hold shares in different ways or in multiple names (such as through joint tenancy, trusts and custodial accounts). Please vote all of your shares.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be provided in a Current Report on Form 8-K that we expect to file within four business days after the Annual Meeting.

What is "householding" and how does it work?

Under the rules adopted by the SEC, we may deliver a single Notice to one address shared by two or more of our stockholders. This delivery method is referred to as "householding" and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one Notice to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the Notice, as requested, to any stockholder at the shared address to which a single copy of the Notice was delivered. If you prefer to receive separate copies of the Notice, contact Broadridge Financial Solutions, Inc. by calling 1-800-542-1061 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

In addition, if you currently are a stockholder who shares an address with another stockholder and would like to receive only one copy of future Notices for your household, you may notify your broker if your shares are held in a brokerage account or you may notify us if you hold registered shares. Registered stockholders may notify us by contacting Broadridge Financial Solutions, Inc. at the above telephone number or address or sending a written request to our executive office located at 2170 Buckthorne Place, Suite 440, The Woodlands, Texas 77380.

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VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. TARGET HOSPITALITY CORP. TARGET LODGING 2170 BUCKTHORNE PLACE, SUITE 440 THE WOODLANDS, TX 77380-1775 During The Meeting - Go to www.virtualshareholdermeeting.com/THCORP2019 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E78162-P23790 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. TARGET HOSPITALITY CORP. The Board of Directors recommends you vote FOR the following: 1.Elect as directors the three Class I nominees listed in the proxy statement to serve until the 2022 annual meeting of stockholders. Nominees: For Withhold For All AllAllExcept To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. ! ! ! 01) 02) 03) Eli Baker Martin L. Jimmerson Jeff Sagansky For Against Abstain The Board of Directors recommends you vote FOR the following proposal: ! ! ! 2.Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. E78163-P23790 TARGET HOSPITALITY CORP. Annual Meeting of Stockholders May 21, 2019 10:00 AM Central Time This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Heidi D. Lewis, Andrew Aberdale and James B. Archer, or each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of TARGET HOSPITALITY CORP. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, CT on May 21, 2019, at www.virtualshareholdermeeting.com/THCORP2019, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side